UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520

1-3382	DUKE ENERGY PROGRESS, LLC (an North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC

Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC

Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 13, 2021, North Carolina Governor Roy Cooper signed into law legislation (“HB 951”) that established a framework overseen by the North Carolina Utilities Commission (the “NCUC”) to advance North Carolina CO2 emission reductions from electric generating facilities in the state through the use of least cost planning while providing for continued reliability and affordable rates for customers served by such generation. Among other things, HB 951 directed that the NCUC approve an initial carbon plan by December 31, 2022, taking all reasonable steps to achieve a 70% reduction in CO2 emissions from public utilities’ electric generating facilities in the state by 2030 (from 2005 levels) (the “70% reduction”) and achieve carbon neutrality from electric generating facilities by 2050. HB 951 also provides flexibility for the NCUC to extend the timeframe to reach a 70% reduction in CO2 emissions, including to allow for implementation of additional wind or new nuclear resources or to maintain the adequacy and reliability of the grid.

On May 16, 2022, Duke Energy Carolinas, LLC (“DEC”) and Duke Energy Progress, LLC (“DEP” and, together with DEC, the “Companies”) filed a proposed Carbon Plan (the “Proposed Plan”) with the NCUC. In keeping with the framework of HB 951, the Proposed Plan presents two pathways consisting of several different portfolios for the consideration of the NCUC. The first pathway in the Proposed Plan, which presents a single portfolio using fewer technology options, would reach a 70% reduction by 2030. The second pathway in the Proposed Plan, which includes three portfolios relying on either off-shore wind or new small modular nuclear resources or both, would achieve a 70% reduction between 2032 and 2034. The three portfolios presented in the second pathway were predicated on the flexibility and discretion provided in HB 951 to determine the optimal timing and generation and resource mix to achieve the least-cost path to compliance with the 70% reduction target. All portfolios plan for the retirement of all remaining coal generation resources by the end of 2035 and include significant expansion of zero-carbon resources, such as renewable technologies including solar, onshore and offshore wind, greater integration of battery and pumped-hydro energy storage, expanded energy efficiency and demand response and the deployment of new zero-emitting load following resources such as new small modular nuclear resources as well as hydrogen solutions in later years to achieve carbon neutrality from electric generating facilities by 2050.

The Companies have requested that the NCUC approve the Companies’ Proposed Plan in its entirety, which includes both a defined set of near-term procurement and development activities and four primary portfolios that allow for flexibility over time. The Proposed Plan also requests that the NCUC (1) affirm that the Companies’ Carbon Plan modeling across all portfolios is reasonable for planning purposes and presents a reasonable plan for achieving HB 951’s authorized CO2 emissions reductions targets in a manner consistent with HB 951’s requirements and prudent utility planning, and (2) approve the ability to defer certain development activities. At the time the Carbon Plan is updated in 2024, the Companies will have more refined information that the NCUC can consider in updating the Carbon Plan and making further key decisions regarding resource selections with respect to both the interim and long-term targets.

The NCUC will hold five public hearings in July and August 2022 to seek comments from the general public. An evidentiary hearing, if the NCUC deems one necessary, is scheduled to begin on September 19, 2022. The NCUC is required to finalize its Carbon Plan by December 31, 2022, and the Companies will seek approval from the Public Service Commission of South Carolina in an Integrated Resource Plan filing scheduled for 2023. The Carbon Plan will be reviewed every two years and may be adjusted as necessary.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

◦	The impact of the COVID-19 pandemic;

◦	State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

◦	The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

◦	The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

◦	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

◦	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

◦	Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

◦	Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;

◦	Advancements in technology;

◦	Additional competition in electric and natural gas markets and continued industry consolidation;

◦	The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

◦	Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns;

◦	The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the United States electric grid or generating resources;

◦	Operational interruptions to our natural gas distribution and transmission activities;

◦	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

◦	The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

◦	The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

◦	The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

◦	The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;

◦	Credit ratings may be different from what is expected;

◦	Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

◦	Construction and development risks associated with the completion of the capital investment projects,including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

◦	Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

◦	The ability to control operation and maintenance costs;

◦	The level of creditworthiness of counterparties to transactions;

◦	The ability to obtain adequate insurance at acceptable costs;

◦	Employee workforce factors, including the potential inability to attract and retain key personnel;

◦	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company;

◦	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

◦	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

◦	The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

◦	The impacts from potential impairments of goodwill or equity method investment carrying values;

◦	Asset or business acquisitions and dispositions, including our ability to successfully consummate the second closing of the minority investment in Duke Energy Indiana, may not yield the anticipated benefits;

◦	The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock; and

◦	The ability to implement our business strategy, including its carbon emission reduction goals.

Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants’ reports filed with the SEC and available at the SEC’s website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 16, 2022	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: May 16, 2022	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Secretary

DUKE ENERGY PROGRESS, LLC

Date: May 16, 2022	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Legal, Chief Governance Officer and Assistant Secretary